As filed with the Securities and Exchange Commission on March 9, 2007

Securities Act Registration No. 333-

Investment Company Act File No. 811-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Enhanced Dow 30SM Income Fund Inc.

(Exact name of Registrant as Specified in Charter)

4 World Financial Center, 6th Floor, New York, NY 10080

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 449-4742

Mitchell M. Cox

IQ Investment Advisors LLC

4 World Financial Center, 6th Floor, New York, NY 10080

(Name and address of Agent for Service)

COPY TO:

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐    when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement.]

☐    This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock ($.001 par value per share)	50,000 Shares	$20.00	$1,000,000	$30.70

(1)	Estimated solely for the purpose of calculating the registration fee.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information contained in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated                 , 2007

PROSPECTUS

Shares Enhanced Dow 30SM Income Fund Inc. Common Stock $20.00 per Share

Enhanced Dow 30SM Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The Fund’s investment objectives are to provide stockholders with a high level of current distributions and the potential for capital appreciation. Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the Dow Jones Industrial AverageSM (“DJIASM Index”), weighted in approximately the same proportions as in the DJIASM Index (the “Dow Stocks”), and/or other investments that share similar economic characteristics with the DJIASM Index (the “Other Investments”). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leveraged) to the return of the DJIASM Index (the “Additional Investment Exposure,” and collectively with the Dow Stocks and Other Investments, the “Dow 30 Portfolio”). The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investments as anticipated. The notional amount of options employed by the Fund is not expected to exceed 50% of the total investment exposure of the Dow 30 Portfolio.

This prospectus relates to the offering of securities of the Fund, for which the Fund has applied to list its shares, subject to notice of issuance, on the New York Stock Exchange, Inc. (“NYSE”) under the ticker symbol “DPO.” Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a recently formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

Investing in the Fund’s shares involves certain risks. See “ Risk Factors and Special Considerations” beginning on page [    ] of this prospectus.

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$0.90	$
Proceeds, before expenses, to the Fund(2)	$19.10	$
(1)	The Fund has agreed to pay its underwriters $ per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” in this prospectus.
(2)	The Fund’s adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $ . The Fund’s investment adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $ per share partial reimbursement of expenses to the underwriters) exceed $ per share of common stock ( % of the offering price). See “Underwriting” in this prospectus.
(3)	The underwriters have an option to purchase up to an additional shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and proceeds, before expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting” in this prospectus.

Neither the SEC nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the SEC nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the SEC. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, call IQ Investment Advisors LLC at 877-449-4742. Following the Fund’s initial public offering, stockholders will be able to obtain information about the Fund, including the Fund’s semi-annual and annual reports, without charge, on the IQ Investment Advisors LLC’s website (www.IQIAFunds.com). This reference to the website does not incorporate the contents of the website into this prospectus.

The shares will be ready for delivery on or about                   , 2007.

The date of this prospectus is                   , 2007.

“Dow Jones Industrial AverageSM”, “DJIASM”, “Dow IndustrialsSM” and “The DowSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

You should rely only on the information contained or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this prospectus relating to the Enhanced Dow 30SM Income Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

Enhanced Dow 30SM Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company.

The Offering

The Fund is offering                      shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by                                                  , an affiliate of                                              . An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional                  shares of the Fund’s common stock within 45 days of the date of this prospectus to cover any overallotments.

Investment Objectives

The Fund’s investment objectives are to provide stockholders with a high level of distributions and the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy

Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the Dow Jones Industrial AverageSM (“DJIASM Index”) weighted in approximately the same proportions as the DJIASM Index (the “Dow Stocks”), and/or other investments that share similar economic characteristics with the DJIASM Index (the “Other Investments”). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leveraged) to the return of the DJIASM Index (the “Additional Investment Exposure,” and collectively with the Dow Stocks and Other Investments, the “Dow 30 Portfolio”). The Fund also will engage in certain option strategies (the “Option Strategies”), primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks (the “Options”). The notional amount of options employed by the Fund is not expected to exceed 50% of the total investment exposure of the Dow 30 Portfolio.

The Dow Stocks.    The Fund pursues its investment strategy by purchasing the common stock of each company included in the DJIASM Index in approximately the amounts such Dow Stocks are weighted in the DJIASM Index and/or purchasing Other Investments. The Fund intends to rebalance its portfolio periodically by selling any Dow Stock the Fund holds that is no longer included in the DJIASM Index and replacing it with Dow Stocks (or Other Investments) that meet the Fund’s investment criteria. Occasionally, the Fund may become entitled to receive securities that are not part of the DJIASM Index. For example, one of the Dow Stocks may decide to “spin off” one of its subsidiaries into its own separate company. In such an event, the Fund generally will sell such securities and invest the proceeds in additional shares of the Dow Stocks (or in Other Investments) or use the proceeds for cash management purposes.

The portion of the Fund’s assets invested in the stocks may vary from time to time. In general, when the Fund uses less of its assets to purchase the Dow Stocks, the portion of the Fund’s portfolio comprised of the Other Investments will be increased. The Fund will periodically rebalance its holdings of the Dow Stocks (including through the use of the Other Investments) in order to more closely approximate each Dow Stock’s weighting in the DJIASM Index.

The Additional Investment Exposure.    The Fund’s investment strategy also involves gaining Additional Investment Exposure in a manner designed to provide the Fund with leveraged exposure to the return of the DJIASM Index. The Fund employs leverage in seeking to enhance its returns. The Fund generally will employ leverage using swap contracts, but may also use futures, forwards, options and other financial instruments. Generally, the amount of leverage the Fund seeks to employ will be determined by the Fund’s subadviser on an annual basis, but may be evaluated, and modified, more frequently. Initially, the amount of leverage employed by the Fund is expected to approximately equal [30%] of the Fund’s net assets at the time such Additional Investment Exposure is established. Over the life of the Fund, the amount of leverage employed by the Fund may fluctuate, and may be more or less than this initial amount, but is not expected to exceed 50% of the Fund’s net assets.

To the extent that the Fund gains Additional Investment Exposure through transactions requiring a counterparty, the Fund will contract only with counterparties that are rated A3 or better by Moody’s Investors Service (“Moody’s”) or A- or better by Standard and Poor’s®, a Division of The McGraw-Hill Company, Inc. (“S&P”) (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality.

The Option Strategies. In seeking to generate premium cash flow in addition to any dividends or income received from the Dow Stocks and Other Investments, the Fund’s investment strategy involves certain Option Strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks. The Options written by the Fund generally will have an exercise price set at an amount at or above the current price at which a Dow Stock is trading at the time the Option is written. Unless the Fund’s subadviser, in its discretion, believes that market conditions require a different maturity, the Options will generally be written to expire within the three calendar months following the month in which they were written. The Fund’s subadviser, in its discretion, may write options in the over-the-counter (“OTC”) market and may write exchange-listed options. Although the Fund will generally write Options each month, the Fund’s subadviser may vary the times it writes the Options when the subadviser believes it is in the best interests of the Fund to do so (including by not writing Options in a particular month or months).

The Fund’s subadviser is responsible for determining what portion, if any, of the Fund’s exposure to a Dow Stock will be subject to an Option. The subadviser may, in its discretion, write Options having a notional value of up to 100% of the value of a Dow Stock held by the Fund at the time the Option is written. In seeking its secondary objective of capital appreciation, however, the Fund will generally not write Options on its entire portfolio of Dow Stocks in order to benefit from any increase in the value of a Dow Stock (to the extent it is not subject to an Option). The Fund’s subadviser also may decide not to write an Option on a particular Dow Stock for a period of time and may close out existing Options at any time if it believes it is in the best interests of the Fund to do so. In writing the Options, it is expected that at all times the Fund’s exposure to the Options will be fully covered by its ownership of the underlying Dow Stocks.

By writing a call option on a Dow Stock, the Fund receives a premium from the purchaser of the option. In exchange, the Fund is obligated to provide the purchaser with the right to receive a payment from the Fund equal to any appreciation in the value of the Dow Stock over the exercise price of the Option or to receive shares of the Dow Stock from the Fund at the exercise price specified in the Option. Although the Fund will receive premiums by writing the Options, the Fund will give up any potential increase in the value of the Dow Stock on which the Option was written above the exercise price specified in the Option through the expiration date of the Option. The Fund is not expected to make a cash payment (or physically settle) an Option if the prevailing market value of the Dow Stock underlying the Option on its expiration date is less than or equal to the exercise price of the Option that the Fund has written.

The DJIASM Index is an unmanaged price weighted index of common stocks selected by the editors of The Wall Street Journal as representative of U.S. industry in general. The DJIASM Index consists of companies that are highly capitalized in their respective industries.

Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings for investment purposes) will be invested in the Dow Stocks or in securities or other investments that have economic characteristics similar to the DJIASM Index. The 80% policy is not a fundamental policy and therefore may be changed without stockholder approval. However, we will not change or modify this policy unless we provide stockholders with at least 60 days’ prior notice.

Who Should Invest

The Fund is designed for investors who are seeking a high-level of current income, the potential for capital appreciation, and who also believe that the Fund’s investment strategy has the ability to generate positive returns over the investor’s time horizon. See “Risk Factors and Special Considerations.”

Summary of Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure the Option Strategies as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. When the value of the Dow 30 Portfolio is declining, the value of the Fund’s shares may decrease. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible.

Not an Index Fund.    The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the DJIASM Index as a whole for various reasons, including the fact that the Fund will write Options (or engage in other Option Strategies) and certain of the constituent components of the Dow 30 Portfolio are expected to be different than the stocks constituting the DJIASM Index.

Equity Securities Risk.    The Dow 30 Portfolio will include equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. The value of an equity security generally is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As these securities fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the Dow Stocks is declining the value of the Fund’s shares may be expected to decrease.

Writing Call Options Risk.    A principal part of the Fund’s investment strategy involves writing (selling) covered call options on the Dow Stocks. This part of the Fund’s strategy subjects the Fund to certain additional risks. The Fund, by writing covered call options on the Dow Stocks, will give up the opportunity to benefit from potential increases in the value of the Dow Stocks above the exercise prices of the Options, but will continue to bear the risk of declines in the value of the Dow Stocks. The premiums received from the Options may not be sufficient to offset any losses sustained from the volatility of the Dow Stocks (or the Dow 30 Portfolio) over time.

The Fund generally will write (sell) options in the OTC markets and will write options that are listed on major exchanges, such as the Chicago Board Options Exchange, Inc. Exchanges may suspend trading of options in volatile markets. If trading is suspended, the Fund may be unable to write (sell) options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objectives. The Fund may be required to sell investments from its portfolio to make cash settlement (or transfer ownership of a Dow Stock to physically settle) on any Options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase its expenses.

Although the Fund will generally write Options each month, the Fund’s subadviser may vary the times when it writes the Options if the subadviser believes it is in the best interest of the Fund to do so (including by not writing Options in a particular month or months). Varying the timing of when the Fund will write Options may not have the intended effect and the Fund may sustain losses.

Risk of Leverage.    The leverage created through the Additional Investment Exposure presents special risks not associated with funds that do not use leverage and that have similar investment objectives and policies, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund’s common stock. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so. Use of leverage will magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage will cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage.

There is no assurance that the Fund will be able to employ leverage successfully. The use of leverage will require the Fund to segregate assets to cover its exposure (or, if the Fund borrows money, to maintain asset coverage in conformity with the Investment Company Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell the assets.

Swap Contract Risk.    The Fund seeks to achieve leveraged returns primarily through swap contracts on the DJIASM Index. In addition to the risk of leverage, swap contracts are subject to risk related to the creditworthiness of the counterparty to the swap contract. In order to mitigate this risk, it is expected that the Fund will enter into swap contracts with at least two counterparties and only with counterparties that are rated A3 or better by Moody’s or A- or better by S&P (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. If there is a default by a counterparty to the swap contract, the Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period, if any. The Fund will have contractual remedies pursuant to the swap contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

The swaps market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap contracts or to realize amounts to be received under such contracts.

Interest Rate Risk.    The premium received from writing options and amounts available for distribution from the Fund’s Options Strategies may decrease in declining interest rate environments. The value of the Dow Stocks and Other Investments underlying the Dow 30 Portfolio also may be influenced by changes in interest rates. Higher yielding Dow Stocks and Dow Stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Strategy Risk.    The Fund’s subadviser may, in its discretion, determine that the Fund should not write Options from time to time,

and the Fund may, as a result, fail to generate sufficient premiums to allow the Fund to provide stockholders with current income. In addition, there can be no assurance that the Dow Stocks comprising the DJIASM Index will pay dividends (and, if dividends are paid, that a Dow Stock will continue to pay dividends of the same amount in the future). The Fund will employ a buy and hold strategy for the Dow Stocks (and Other Investments). The Fund anticipates that its portfolio of investments will closely track, before fees and expenses, the DJIASM Index and therefore will remain the same until the DJIASM Index is changed by the index sponsor, despite any adverse or positive developments concerning a particular issuer, an industry, the economy or the stock market generally. Because the Fund generally will adjust its portfolio holdings only in response to changes in the DJIASM Index, the Fund may sell investments without regard to their performance. In addition, because the Fund will purchase and sell investments to reflect the composition of the DJIASM Index, the Fund may be required to sell certain of its better performing investments and replace them with investments that do not have similar or favorable historical price performance. Additionally, the Fund is subject to market segment risk, which is the risk that returns from the Dow Stocks will underperform other asset classes or the stock market in general. Furthermore, the securities of large capitalization issuers, such as the Dow Stocks, tend to go through cycles of performing worse (or better) than the market in general. These cycles have, at times, lasted as long as several years.

The Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) a portfolio consisting solely of the Dow Stocks, such as, among others, the costs of managing the Fund and the transaction costs associated with purchasing the Dow Stocks, writing the Options and gaining the Additional Investment Exposure. Additionally, because the Fund’s investment strategy forgoes a portion of the participation in any appreciation of the Dow Stocks, an investment in the Fund is not the same as an investment linked to the performance of the DJIASM Index or the equity securities underlying the DJIASM Index. Furthermore, if the Dow Stocks have very low positive performance for an annual period, the Fund may not provide positive returns even if the Dow Stocks’ returns are positive, because of Fund expenses.

General Risks Related to Derivatives.    In addition to call options or other option strategies and swaps, the Fund may use other derivatives, such as, among others, forward contracts, futures and options on futures and swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

No Temporary Defensive Positions.    The Fund will seek to invest in accordance with its investment objectives and generally will not adopt a temporary defensive position to hedge against adverse market conditions.

Monthly Distribution Policy.     The Fund intends to make distributions on a monthly basis. Currently, in order to maintain a relatively stable level of monthly distributions, the Fund may pay out less than all of its net investment income from the current month, pay out undistributed income from prior months or return capital in addition to current month net investment income. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a monthly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

Tax Risk.    Reference is made to “U.S. Federal Income Tax Considerations” for an explanation of the U.S. federal income tax consequences and attendant risks of investing in the Fund. The U.S. federal income tax treatment and characterization of the Fund’s distributions may change over time due to changes in the Fund’s mix of investment returns and changes in the U.S. federal income tax laws, regulations and administrative and judicial interpretations. The provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to qualified dividend income are set to expire after December 31, 2010. Thereafter, the Fund’s distributions to stockholders of qualified dividend income, if any, will be subject to tax at the higher rates that apply to ordinary income unless further legislative action is taken. There can be no assurance that after 2010 such qualified dividends, if any, will be available to the Fund and its stockholders. The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in U.S. federal income tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates generally applicable to ordinary income beginning in 2011 unless further legislative action is taken. Distributions paid on the Fund’s common stock may be characterized variously as non-qualified dividends (taxable at ordinary income rates), qualified dividends (generally taxable at long-term capital gains rates), capital gains dividends (taxable at long-term capital gains rates) or return of capital (generally not currently taxable). The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a stockholder that constitute a return of capital will be tax free up to the amount of the stockholder’s current tax basis in his or her stock, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of the Fund’s common stock. Stockholders are required to reduce their tax basis in stock by the amount of any tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Fund’s common stock. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a stockholder must meet certain prescribed holding period and other requirements with respect to his or her stock. If positions held by the Fund were treated as “straddles” for U.S. federal income tax purposes, dividends on the related stock would not constitute qualified dividend income subject to favorable income tax treatment. Losses on positions in a straddle are subject to special (and generally disadvantageous) rules as described under “U.S. Federal Income Tax Considerations.” In addition, amounts otherwise qualifying as long-term capital gain with respect to the Options generally would be re-characterized as short-term capital gain if the Options were considered part of a straddle for U.S. federal income tax purposes.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

No Operating History.    The Fund is a recently formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.     Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations.”

Listing of Shares	The Fund has applied to list its shares on the New York Stock Exchange, Inc. (“NYSE”) under the ticker symbol “DPO” and will be required to meet the NYSE’s listing requirements.

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. The Fund’s directors will be elected each year at the Fund’s annual meeting of stockholders, however, any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders.

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), serves as the investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has certain oversight responsibility for the implementation of the strategy by the Fund’s subadviser. In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of 0.90% of the Fund’s average daily net assets (the “Management Fee”). In addition, the Adviser will compensate the subadviser from the Management Fee.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 37 countries and private client assets of approximately $1.6 trillion, as of December 31, 2006. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Nuveen Asset Management, Inc. (the “Subadviser,” and together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of

Delaware, is registered as an investment adviser with the SEC under the Advisers Act. As of December 31, 2006, the Subadviser had approximately $64.8 billion in assets under management. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of 0.39% of the Fund’s average daily net assets.

Administrator

The Adviser has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that the Adviser will pay the Administrator a fee for the performance of certain administrative services necessary for the operation of the Fund. The fees paid to the Administrator will be paid by the Adviser out of the Management Fee. The Administrator is an indirect subsidiary of BlackRock, Inc. Merrill Lynch is an equity investor in BlackRock, Inc. Certain officers of the Fund also serve as officers of BlackRock, Inc. or its affiliates.

Distributions

The Fund intends to make distributions on a monthly basis. It is expected that the Fund’s distributions will be made primarily from the cash flow generated by the Options. The Fund intends to manage its Option Strategies as described in this prospectus so that any long term capital gains generated by the Option Strategies will be paid out once a year (unless otherwise permitted by the Investment Company Act or any exemptive relief provided by the SEC). The Fund will distribute net realized capital gains, if any, at least annually.

Currently, in order to maintain a relatively stable level of monthly distributions, the Fund may pay out less than all of its net investment income from the current month, pay out undistributed income from prior months or return capital in addition to current monthly net investment income. In addition, in some years the distributions may consist of a return of capital to a greater extent, particularly in years during which the Fund’s investments perform unfavorably.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a monthly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

The Fund’s initial distribution to stockholders is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.

The Fund, along with other closed-end registered investment companies advised by the Adviser, has applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. If the order is granted, the Fund’s Board of Directors, at its discretion, may consider whether it is in the best interests of the Fund and its stockholders to increase the frequency of the Fund’s distributions (e.g., to monthly). No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to increase the frequency of the Fund’s distributions.

Tax Aspects

The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs and to avoid corporate level income taxation, the Fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, to its stockholders at least annually. Distributions generally will be taxable to the stockholders as qualified dividend income to the extent designated by the Fund as qualified dividend income by virtue of being attributable to certain dividends on the Dow Stocks.

Please refer to the “U.S. Federal Income Tax Considerations” section of this prospectus for additional information on the potential U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. You should consult your own tax advisors regarding any potential state, local, foreign or other tax consequences of an investment in the Fund.

Anti-Takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities.”

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders, may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan.”

Conflicts of Interest

The investment activities of the Adviser,                      and other affiliates of Merrill Lynch, as well as the Subadviser and its affiliates, for their own accounts and other accounts or funds they manage, may give rise to conflicts of interest that may disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser or Subadviser that may give rise to certain conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that an identified conflict of interest will be resolved in favor of the Fund. In addition, the Adviser and its affiliates may have other business relationships with the Subadviser and its affiliates that are unrelated to their services to the Fund. See “Conflicts of Interest.”

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with                      (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with                              (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:

Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)%
Dividend Reinvestment Plan Fees	None(2)

Annual Fund Expenses (as a percentage of net assets attributable to common stock):

Management Fee(3)	0.90%
Other Expenses(4)%

Total Annual Expenses	%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $ per share ( % of the offering price). The Adviser has agreed to pay the amount by which the offering costs (subject to the next sentence) exceed $ per share of common stock ( % of the offering price). In determining the offering costs to be paid by the Adviser, the sales load is excluded, but the $ per share partial reimbursement of expenses to the underwriters is included. Based on an estimated asset size of shares of common stock ($ ), offering costs are estimated at approximately $ , all of which will be paid for by the Fund. If the Fund issues fewer than the assumed shares of common stock, or if the Fund’s offering expenses are more than currently estimated, however, the Adviser may be required to pay a portion of the Fund’s offering costs. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.
(2)	You will pay brokerage charges if you direct the plan agent to sell your shares held in a dividend reinvestment account.
(3)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser. See “Investment Advisory and Management Arrangements.”
(4)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Example:

An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $[        ] on a $1,000 investment, assuming total annual expenses of [        ]%) and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years
$	$	$	$

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately                  shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to shares of common stock. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

Enhanced Dow 30SM Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland on March 5, 2007. The Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”), and, as a result, is not subject to registration as a CPO under the CEA. The Fund expects to commence its investment operations on or after                      , 2007. The Fund’s principal office, including its office for service for process, is located at 4 World Financial Center, 6th Floor, New York, NY 10080.

Dow Jones & Company, Inc. (“Dow Jones”) does not guarantee the accuracy and/or the completeness of the Dow Jones Industrial AverageSM or any data included therein and Dow Jones shall have no liability for any errors, omissions or interruptions therein. Dow Jones makes no warranty, express or implied, as to results to be obtained by the Fund, stockholders of the Fund or any other person or entity from the use of the Dow Jones Industrial AverageSM or any data included therein. Dow Jones makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Dow Jones Industrial AverageSM or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any lost profits or indirect, punitive, special or consequential damages or losses, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and the Fund.

THE OFFERING

The Fund is offering [            ] shares of its common stock at an initial offering price of $20.00 per share, which price includes a sales load of 4.50% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by [                            ], an affiliate of [                            ] and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional [            ] shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $[            ] (or approximately $[            ] (including offering expenses of                     ) assuming the underwriters exercise an overallotment option in full) after payment of offering expenses estimated to be $                 and the deduction of the sales load. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $[            ] per share partial reimbursement of expenses to the underwriters) exceed $[            ] per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take approximately one month to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objectives. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVES

The Fund’s investment objectives are to provide stockholders with a high level of current distributions and the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the Dow Jones Industrial AverageSM (“DJIASM Index”), weighted in approximately the same proportions as in the DJIASM Index (the “Dow Stocks”), and/or other investments that share similar economic characteristics with the DJIASM Index (the “Other Investments”). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leveraged) to the return of the DJIASM Index (the “Additional Investment Exposure,” and collectively with the Dow Stocks and Other Investments, the “Dow 30 Portfolio”). The Fund also will engage in certain option strategies (the “Option Strategies”), primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks (the “Options”). The notional amount of options employed by the Fund is not expected to exceed 50% of the total investment exposure of the Dow 30 Portfolio.

The Dow Stocks

The Fund pursues its investment strategy by purchasing the common stock of each company included in the DJIASM Index in approximately the amounts such stocks are weighted in the DJIASM Index and/or purchasing Other Investments. The Fund intends to rebalance its portfolio periodically by selling any Dow Stock the Fund holds that is no longer included in the DJIASM Index and replacing it with Dow Stocks (or Other Investments) that meet the Fund’s investment criteria. Occasionally, the Fund may become entitled to receive securities that are not part of the DJIASM Index. For example, one of the Dow Stocks may decide to “spin off” one of its subsidiaries into its own separate company. In such an event, the Fund generally will sell such securities and invest the proceeds in additional shares of the Dow Stocks (or in Other Investments) or use the proceeds for cash management purposes.

The DJIASM Index is an unmanaged price weighted index of common stocks selected by the editors of The Wall Street Journal as representative of U.S. industry in general. The DJIASM Index consists of companies that are highly capitalized in their respective industries. As of the date of this prospectus, the following stocks constitute the DJIASM Index. There can be no assurance that the stocks listed below will remain part of the DJIASM Index in the future.

3M Co. Alcoa Inc. Altria Group Inc. American Express Co. American International Group Inc. AT&T Inc. Boeing Co. Caterpillar Inc. Citigroup Inc. The Coca-Cola Company	EI Du Pont de Nemours & Co.
Exxon Mobil Corp.
General Electric Co.
General Motors Corp.
Hewlett-Packard Co.
Home Depot Inc.
Honeywell International Inc.
Intel Corp.
International Business Machines Corp.
Johnson & Johnson	JPMorgan Chase & Co. McDonald’s Corp. Merck & Co., Inc. Microsoft Corp. Pfizer Inc. Procter & Gamble Co. United Technologies Corp. Verizon Communications Inc. Wal-Mart Stores Inc. Walt Disney Co.

The Fund will choose the Dow Stocks for its portfolio in the objective manner set out above, relying solely on the stock’s inclusion in the DJIASM Index and will not take into account any other factors. The Fund may invest in the Other Investments when the subadviser believes it is in the best interests of the Fund to do so. The Other Investments may include, among others, futures and options based on the DJIASM Index, as well as other investment funds with a composition similar to that of the DJIASM Index (to the extent permitted by applicable law).

The portion of the Fund’s assets invested in the Dow Stocks may vary from time to time. In general, when the Fund uses less of its assets to purchase the Dow Stocks, the portion of the Fund’s portfolio comprised of the Other Investments will be increased. The Fund will periodically rebalance its holdings of the Dow Stock’s (including through the use of the Other Investments) in order to more closely approximate each Dow Stock’s weighting in the DJIASM Index.

The Additional Investment Exposure

The Fund’s investment strategy also involves gaining Additional Investment Exposure in a manner designed to provide the Fund with leveraged exposure to the return of the DJIASM Index. The Fund employs leverage in seeking to enhance its returns. The Fund generally will employ leverage using swap contracts, but may also use futures, forwards, options and other financial instruments. Generally, the amount of leverage the Fund seeks to employ will be determined by the Fund’s subadviser on an annual basis, but may be evaluated, and modified, more frequently. Initially, the amount of leverage employed by the Fund is expected to approximately equal [30%] of the Fund’s net assets at the time such Additional Investment Exposure is established. Over the life of the Fund, the amount of leverage employed by the Fund may fluctuate, and may be more or less than this initial amount, but is not expected to exceed 50% of the Fund’s net assets.

The Fund’s swap contracts will be over-the-counter (“OTC”) instruments—that is, they will not trade on a national securities exchange or electronic market—and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

To the extent that the Fund gains Additional Investment Exposure through transactions requiring a counterparty, the Fund will contract only with counterparties that are rated A3 or better by Moody’s Investors Service (“Moody’s”) or A- or better by Standard and Poor’s®, a division of The McGraw-Hill Company, Inc. (“S&P”) (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. A description of ratings criteria is set out in Appendix A.

The Option Strategies

In seeking to generate premium cash flow in addition to any dividends or income received from the Dow Stocks and Other Instruments, the Fund’s investment strategy involves certain Option Strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks. The Options written by the Fund generally will have an exercise price set at an amount at or above the current price at which a Dow Stock is trading at the time the Option is written. Unless the Fund’s subadviser, in its discretion, believes that market conditions require a different maturity, the Options will generally be written to expire within the three calendar months following the month in which they were written. The Fund’s subadviser, in its discretion, may write options in the OTC market and may write exchange-listed options. Although the Fund will generally write Options each month, the Fund’s subadviser may vary the times it writes the Options when the subadviser believes it is in the best interests of the Fund to do so (including by not writing Options in a particular month or months).

The Fund’s subadviser is responsible for determining what portion, if any, of the Fund’s exposure to a Dow Stock will be subject to an Option. The subadviser may, in its discretion, write Options having a notional value of up to 100% of the value of a Stock held by the Fund at the time the Option is written. In seeking its secondary objective of capital appreciation, however, the Fund will generally not write Options on its entire portfolio of Dow Stocks in order to benefit from any increase in the value of a Dow Stock (to the extent it is not subject to an Option). The Fund’s subadviser also may decide not to write an Option on a particular Dow Stock for a period of time and may close out existing Options at any time if it believes it is in the best interests of the Fund to do so. In writing the Options, it is expected that at all times the Fund’s exposure to the Options will be fully covered by its ownership of the underlying Dow Stocks.

By writing a call option on a Dow Stock, the Fund receives a premium from the purchaser of the option. In exchange, the Fund is obligated to provide the purchaser with the right to receive a payment from the Fund equal to any appreciation in the value of the Dow Stock over the exercise price of the Option or to receive shares of the Dow Stock from the Fund at the exercise price specified in the Option. Although the Fund will receive premiums by writing the Options, the Fund will give up any potential increase in the value of the Dow Stock on which the Option was written above the exercise price specified in the Option through the expiration date of the Option. The Fund is not expected to make a cash payment (or physically settle) an Option if the prevailing market value of the Dow Stock underlying the Option on its expiration date is less than or equal to the exercise price of the Option that the Fund has written.

The subadviser has the flexibility to write or purchase options that are “out-of-the-money” or “at-the-money” (meaning the option strike price is either greater than or equal to the current market value of the security underlying the option), as well as options that are “in-the-money” (where the option strike price is less than the current market value of the security). Generally, the Fund intends to sell Options that are either “at-the-money,” or slightly “out-of-the-money.” The Fund also may sell Options that are more substantially “out-of-the-money.” Options that are substantially “out-of-the-money” may provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would generate a lower premium than options that are slightly “out-of-the-money.” The extent of the Fund’s option activity will vary depending on the subadviser’s view of market conditions and ongoing assessment of the attractiveness, from a risk/reward standpoint, of engaging in various Option Strategies. The Options generally will expire within the three calendar months following the month in which they were written. The subadviser, however, has discretion to sell or purchase options, including the Options, with maturities of up to one year.

There can be no assurance that the investment strategies employed by the Fund will be successful or result in the investment objectives of the Fund being achieved.

Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings for investment purposes) will be invested in the Dow Stocks or in securities or other investments that have economic characteristics similar to the DJIASM Index. The 80% policy is not a fundamental policy and therefore may be changed without stockholder approval. However, we will not change or modify this policy unless we provide stockholders with at least 60 days’ prior notice.

Who Should Invest.    The Fund is designed for investors who are seeking a high-level of current income, the potential for capital appreciation, and who also believe that the Fund’s investment strategy has the ability to generate positive returns over the investor’s time horizon. See “Risk Factors and Special Considerations.”

No Temporary Defensive Positions

The Fund generally does not intend to depart from its buy and hold investment strategy in respect of the Dow 30 Portfolio in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling securities constituting or intended to correlate with the DJIASM Index in order to purchase the securities of other issuers or by seeking other temporary defensive positions such as cash. The Fund is not required to, and generally will not, hedge its risk under the Dow 30 Portfolio. See “Risk Factors and Special Considerations — Principal Risks — No Temporary Defensive Positions.”

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward or futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to swap, forward or futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund expects that the swap, futures or forward contracts it writes generally will involve cash settlement, but reserves the right for physical settlement. The Fund generally will use its long position in the Dow 30 Portfolio to cover its obligations as required by the Investment Company Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the constituents of the Dow 30 Portfolio (or any other liquid asset segregated) may not be used for other operational purposes. See “Risk Factors and Special Considerations—Principal Risks—Risk of Leverage.” The subadviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure the Option Strategies as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. When the value of the Dow 30 Portfolio is declining, the value of the Fund’s shares may decrease. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible.

Not an Index Fund.    The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the DJIASM Index as a whole for various reasons, including the fact that the Fund will write Options (or engage in other Option Strategies) and certain of the constituent components of the Dow 30 Portfolio are expected to be different than the stocks constituting the DJIASM Index.

Equity Securities Risk.    The Dow 30 Portfolio will include equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. The value of an equity security generally is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As these securities fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the Dow Stocks is declining the value of the Fund’s shares may be expected to decrease.

Writing Call Options Risk.    A principal part of the Fund’s investment strategy involves writing (selling) covered call options on the Dow Stocks. This part of the Fund’s strategy subjects the Fund to certain additional risks. The Fund, by writing covered call options on the Dow Stocks, will give up the opportunity to benefit from potential increases in the value of the Dow Stocks above the exercise prices of the Options, but will continue to bear the risk of declines in the value of the Dow Stocks. The premiums received from the Options may not be sufficient to offset any losses sustained from the volatility of the Dow Stocks (or the Dow 30 Portfolio) over time.

The Fund generally will write (sell) options in the OTC markets and will write options that are listed on major exchanges, such as the Chicago Board Options Exchange, Inc. Exchanges may suspend trading of options in volatile markets. If trading is suspended, the Fund may be unable to write (sell) options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objectives. The Fund may be required to sell investments from its portfolio to make cash settlement (or transfer ownership of a Dow Stock to physically settle) on any Options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase its expenses.

Although the Fund will generally write Options each month, the Fund’s subadviser may vary the times when it writes the Options if the subadviser believes it is in the best interest of the Fund to do so (including by not writing Options in a particular month or months). Varying the timing of when the Fund will write Options may not have the intended effect and the Fund may sustain losses.

Risk of Leverage.    The leverage created through the Additional Investment Exposure presents special risks not associated with funds that do not use leverage and that have similar investment objectives and policies, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund’s common stock. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so. Use of leverage will magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage will cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage.

There is no assurance that the Fund will be able to employ leverage successfully. The use of leverage will require the Fund to segregate assets to cover its exposure (or, if the Fund borrows money, to maintain asset coverage in conformity with the Investment Company Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell the assets.

Swap Contract Risk.    The Fund seeks to achieve leveraged returns primarily through swap contracts on the DJIASM Index. In addition to the risk of leverage, swap contracts are subject to risk related to the creditworthiness of the counterparty to the swap contract. In order to mitigate this risk, it is expected that the Fund will enter into swap contracts with at least two counterparties and only with counterparties that are rated A3 or better by Moody’s or A- or better by S&P (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. If there is a default by a counterparty to the swap contract, the Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period, if any. The Fund will have contractual remedies pursuant to the swap contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

The swaps market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap contracts or to realize amounts to be received under such contracts.

Interest Rate Risk.    The premium received from writing options and amounts available for distribution from the Fund’s Options Strategies may decrease in declining interest rate environments. The value of the Dow Stocks and Other Investments underlying the Dow 30 Portfolio also may be influenced by changes in interest rates. Higher yielding Dow Stocks and Dow Stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Strategy Risk.    The Fund’s subadviser may, in its discretion, determine that the Fund should not write Options from time to time, and the Fund may, as a result, fail to generate sufficient premiums to allow the Fund to provide stockholders with current income. In addition, there can be no assurance that the Dow Stocks comprising the DJIASM Index will pay dividends (and, if dividends are paid, that a Dow Stock will continue to pay dividends of the same amount in the future). The Fund will employ a buy and hold strategy for the Dow Stocks (and Other Investments). The Fund anticipates that its portfolio of investments will closely track, before fees and expenses, the DJIASM Index and therefore will remain the same until the DJIASM Index is changed by the index sponsor, despite any adverse or positive developments concerning a particular issuer, an industry, the economy or the stock market generally. Because the Fund generally will adjust its portfolio holdings only in response to changes in the DJIASM Index, the Fund may sell investments without regard to their performance. In addition, because the Fund will purchase and sell investments to reflect the composition of the DJIASM Index, the Fund may be required to sell certain of its better performing investments and replace them with investments that do not have similar or favorable historical price performance. Additionally, the Fund is subject to market segment risk, which is the risk that returns from the Dow Stocks will underperform other asset classes or the stock market in general. Furthermore, the securities of large capitalization issuers, such as the Dow Stocks, tend to go through cycles of performing worse (or better) than the market in general. These cycles have, at times, lasted as long as several years.

The Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) a portfolio consisting solely of the Dow Stocks, such as, among others, the costs of managing the Fund and the transaction costs associated with purchasing the Dow Stocks, writing the Options and gaining the Additional Investment Exposure. Additionally, because the Fund’s investment strategy forgoes a portion of the participation in any appreciation of the Dow Stocks, an investment in the Fund is not the same as an investment linked to the performance of the DJIASM Index or the equity securities underlying the DJIASM Index. Furthermore, if the Dow Stocks have very low positive performance for an annual period, the Fund may not provide positive returns even if the Dow Stocks’ returns are positive, because of Fund expenses.

General Risks Related to Derivatives.    In addition to call options or other option strategies and swaps, the Fund may use other derivatives, such as, among others, forward contracts, futures and options on futures and swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Changes in the value of derivative contracts may not match or offset fully changes in the values of the underlying portfolio securities or indices. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances. In addition, derivatives can make the Fund less liquid and harder to value, especially in declining markets.

No Temporary Defensive Positions.    The Fund will seek to invest in accordance with its investment objectives and generally will not adopt a temporary defensive position to hedge against adverse market conditions.

Monthly Distribution Policy.    The Fund intends to make distributions on a monthly basis. Currently, in order to maintain a relatively stable level of monthly distributions, the Fund may pay out less than all of its net investment income from the current month, pay out undistributed income from prior months or return capital in addition to current month net investment income. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a monthly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

Tax Risk.    Reference is made to “U.S. Federal Income Tax Considerations” for an explanation of the U.S. federal income tax consequences and attendant risks of investing in the Fund. The U.S. federal income tax treatment and characterization of the Fund’s distributions may change over time due to changes in the Fund’s mix of investment returns and changes in the U.S. federal income tax laws, regulations and administrative and judicial interpretations. The provisions of the Code applicable to qualified dividend income are set to expire after December 31, 2010. Thereafter, the Fund’s distributions to stockholders of qualified dividend income, if any, will be subject to tax at the higher rates that apply to ordinary income unless further legislative action is taken. There can be no assurance that after 2010 such qualified dividends, if any, will be available to the Fund and its stockholders. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in U.S. federal income tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates generally applicable to ordinary income beginning in 2011 unless further legislative action is taken. Distributions paid on the Fund’s common stock may be characterized variously as non-qualified dividends (taxable at ordinary income rates), qualified dividends (generally taxable at long-term capital gains rates), capital gains dividends (taxable at long-term capital gains rates) or return of capital (generally not currently taxable). The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a stockholder that constitute a return of capital will be tax free up to the amount of the stockholder’s current tax basis in his or her stock, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of the Fund’s common stock. Stockholders are required to reduce their tax basis in stock by the amount of any tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Fund’s common stock. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a stockholder must meet certain prescribed holding period and other requirements with respect to his or her stock. If positions held by the Fund were treated as “straddles” for U.S. federal income tax purposes, dividends on the related stock would not constitute qualified dividend income subject to favorable income tax treatment. Losses on positions in a straddle are subject to special (and generally disadvantageous) rules as described under “U.S. Federal Income Tax Considerations.” In addition, amounts otherwise qualifying as long-term capital gain with respect to the Options generally would be re-characterized as short-term capital gain if the Options were considered part of a straddle for U.S. federal income tax purposes.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

No Operating History.    The Fund is a recently formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

Other Risks

Liquidity/Listing of Fund’s Shares.    Although the Fund has applied to list its shares, subject to notice of issuance, on the New York Stock Exchange, Inc. (“NYSE”), there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Inflation Risk.    Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common stock and distributions thereon can decline.

Counterparties.    If the Fund enters into certain derivative transactions or other investments in which the Fund is owed any amounts by a counterparty, the Fund will be exposed to the risk that counterparties to these derivatives and other investments, for whatever reason, will become bankrupt or otherwise fail to honor their obligations. Under such circumstances, the Fund may obtain only a limited recovery or may obtain no recovery. The Fund will attempt to minimize such risk by entering into transactions with counterparties that are rated A3 or better by Moody’s or A- or better by S&P (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Adviser or the subadviser to be of comparable credit quality. A description of ratings criteria is set out in Appendix A.

Investments in Other Investment Companies.    The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act and exemptive orders issued by the SEC. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities.    The term “illiquid securities” means securities or other financial instruments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such securities or instruments. Illiquid securities and instruments may include forward contracts, swap contracts, futures contracts and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” OTC derivative instruments used by the Fund will be considered illiquid unless the OTC derivative instruments are bought by or sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in the agreements governing such OTC options. The “cover” for an OTC derivative instrument subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Adviser and the subadviser pursuant to guidelines approved by the Board. The Adviser and the subadviser take into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser and the subadviser monitor the liquidity of securities in the Fund’s portfolio and report periodically on such decisions to the Board.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Adviser or the subadviser deems it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities.     The Fund’s Board of Directors may, in its discretion, authorize the Fund to lend its portfolio securities to broker-dealers or institutional investors that the Adviser and the subadviser deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Adviser and the subadviser. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser or the subadviser will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Adviser or the subadviser to be in the Fund’s interest.

Short-Term Investments.    The Fund may, from time to time, manage its cash (for purposes such as paying fees and expenses) by investing all or a part of its assets in short-term, high quality fixed-income securities and money market instruments, or in cash and cash equivalents. These types of investments typically have a lower yield than other longer term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Fund’s losses, they can prevent the Fund from achieving its investment objectives.

Repurchase Agreements.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Adviser or the subadviser to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase the securities. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Asset Segregation.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including, but not limited to, swap contracts, the purchase of securities on when-issued or delayed delivery basis, forward contracts, futures or reverse repurchase agreements, it will segregate cash or liquid securities in a manner consistent with the positions articulated by the SEC and its staff.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of future attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets (including the currency markets) could adversely affect the market prices of the Fund’s investments, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected market volatility or changes in liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Classify and Issue Additional Stock.    The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities.”

Anti-Takeover Provisions.    The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. See “Description of Securities” and the Fund’s charter and Bylaws.

* * *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund has applied to list its shares on the New York Stock Exchange, Inc. (“NYSE”) under the ticker symbol “DPO” and will be required to meet the NYSE’s listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objectives as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Under its fundamental investment restrictions, the Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.	Make investments for the purpose of exercising control or management.

3.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities or other investments directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money, except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

5.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.

Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund takes short positions using options, forward contracts or other derivatives, purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities as described in this prospectus in an amount not in excess of 33 1/3% of its total assets, taken at market value.

7.

Invest more than 25% of its total assets in the securities of issuers in any one industry; except that if 25% or more of the securities in the DJIASM Index are issued by companies in one industry the Fund will concentrate in that industry.

For purposes of the industry concentration policy referred to in investment restriction number 7 above, the term “industry” refers to the 67 separate industries that comprise the 10 S&P 500 economic sectors included in Standard & Poor’s and Morgan Stanley Capital International Global Industry Classification Standard.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

1.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

2.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with the transactions contemplated by the Fund’s investment strategy, including without limitation the Option Strategies and the transactions used to gain Additional Investment Exposure, described under “Investment Strategy” of this prospectus.

3.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with options, forward contracts, financial futures contracts, swap contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The Adviser and                  are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions” for more information.

DIRECTORS AND OFFICERS

The directors of the Fund (the “Directors”) are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund registered as an investment company, the Committee has held one meeting.

Nominating and Corporate Governance Committee

Each non-interested Director is a member of the Board’s Nominating and Corporate Governance Committee. The principal responsibilities of the Nominating and Corporate Governance Committee are (i) to

identify individuals qualified to serve as non-interested Directors of the Fund; (ii) to recommend its nominees for consideration by the full Board; (iii) to evaluate annually the qualification of current Directors (both interested and non-interested Directors) who are eligible for re-election to the Board of Directors; (iv) to develop and recommend to the full Board a set of corporate governance principles for the Fund; and (v) to conduct, for the full Board’s review, an annual evaluation of the performance of the Board and each committee, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Directors and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by stockholders. Since the Fund registered as an investment company, the Nominating and Corporate Governance Committee has held one meeting.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (collectively, “IQ Advisors Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(1) and Age of Director	Position(s)(2) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors Advised Funds and Portfolios Overseen	Public Directorships
Paul Glasserman (44)	Director and Chairman of Audit Committee	Since March 2007	Professor, Columbia University Business School (1991 to present); Senior Vice Dean since July 2004.	9	None
Steven W. Kohlhagen (59)	Director and Chairman of Nominating and Corporate Governance Committee	Since March 2007	Retired since August 2002; Managing Director, Wachovia National Bank and its predecessors (1992 to 2002).	9	Ametek, Inc.
William J. Rainer (60)	Director and Chairman of the Board	Since March 2007	Retired since November 2004; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 to November 2004); Chairman, U.S. Commodity Futures Trading Commission (1999 to 2001).	9	None

(1)	The address of each Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(2)	Each of the non-interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.
(3)	Each Director serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Currently no person who would be considered an “interested person” of the Fund, as defined in the Investment Company Act, serves as a director of the Fund.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (41)	President	Since March 2007	IQ Investment Advisors LLC, President since April 2004; MLPFS, Managing Director, Head of Global Private Client Market Investments and Origination since 2003; MLPFS, Head of Structured Products Origination and Sales (2001 to 2003); MLPFS, Director, Head of Structured Products Origination (1997 to 2001); FAM Distributors, Inc. (“FAMD”), Director since 2006.

James E. Hillman (49)	Treasurer	Since March 2007	MLPFS, Director, Global Private Client Market Investments & Originations since September 2006; Treasurer, IQ Advisors Advised Funds since March 2007; Director, Citigroup Alternative Investments Tax Advantaged Short Term Fund, 2006; Director, Korea Equity Fund Inc., 2006; Independent Consultant, January to September 2006; Managing Director, The Bank of New York, Inc., May 1999 to January 2006.

Donald C. Burke (46)	Vice President and Secretary	Since March 2007	IQ Investment Advisors LLC, Vice President and Secretary since 2004, Treasurer from 2004 to 2007; Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) (2006); First Vice President of MLIM and FAM (1997 to 2005) and Treasurer thereof (1999-2006); Vice President of MLIM and FAM (1990-1997).

Martin G. Byrne (44)	Chief Legal Officer	Since March 2007	IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director, 2006 to present, First Vice President 2002 to 2006, Director 2000 to 2002; FAMD, Director since 2006.

Jeffrey Hiller (55)	Chief Compliance Officer	Since March 2007

IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Managing Director of BlackRock and Fund Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) (2004-2006); Global Director of Compliance at Morgan Stanley Investment Management (2002-2004); Managing Director and Global Director of Compliance at Citigroup Asset Management (2000-2002); Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial (1995-2000); Senior Counsel in the SEC’s Division of Enforcement in Washington, DC (1990-1995).

Justin C. Ferri (31)	Vice President	Since March 2007	IQ Investment Advisors LLC, Vice President since 2005; MLPFS, Director, Global Private Client Group Market Investments & Origination since 2005; MLPFS, Vice President, Head of Global Private Client Rampart Equity Derivatives (2004 to 2005); MLPFS, Vice President, Co-Head Global Private Client Domestic Analytic Development (2002 to 2004); mPower Advisors LLC, Vice President, Quantitative Development (1999 to 2002).

Jay M. Fife (37)	Vice President	Since March 2007	IQ Investment Advisors LLC, Vice President since 2005; BlackRock, Managing Director since 2007; BlackRock, Director (2006); MLIM, Director from 2000 to 2006; MLPFS, Director (2000) and Vice President (1997-2000).

Colleen R. Rusch (39)	Vice President and Assistant Secretary	Since March 2007	IQ Investment Advisors LLC, Vice President since 2005; MLPFS, Director, Global Private Client Market Investments & Origination since July 2005; MLIM, Director (January 2005 to July 2005); Vice President of MLIM (1998 to 2004).

(1)	The address of each executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all IQ Advisors Advised Funds as of December 31, 2006 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in IQ Advisors Advised Funds
Non-Interested Directors:
Paul Glasserman	None	None
Steven W. Kohlhagen	None	None
William J. Rainer	None	None

As of the date of this prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund’s full fiscal year and the aggregate compensation paid to them from all the registered IQ Advisors Advised Funds for the calendar year ended December 31, 2006.

Name	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Total Compensation from the Fund and Fund Complex Paid to Each Non-interested Director(3)
Paul Glasserman
Steven W. Kohlhagen
William J. Rainer(4)

(1)	The Fund is newly formed and the amounts listed are estimated for the Fund’s fiscal year ending December 31, 2007.
(2)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.
(3)	Each Director currently serves as a director for nine funds (including the Fund) in the IQ Advisors Advised Funds complex.
(4)	Chairman of the Board of Directors.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

IQ Investment Advisors LLC, the Fund’s investment adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a limited liability company organized under the laws of the State of Delaware. The Adviser had approximately $1.6 billion in assets under management as of December 31, 2006. The principal business address of the Adviser is 4 World Financial Center, 6th Floor, New York, NY 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as subadviser with respect to portfolio implementation.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for the management and oversight of the Fund’s portfolio. The Adviser, in consultation with the subadviser, has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the subadviser.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of 0.90% of the aggregate of the Fund’s average daily net assets (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

A discussion regarding the basis of the Board of Directors’ approval of the Management Agreement with the Adviser will be available in the Fund’s semi-annual report for the period ending                     , 2007.

The Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Nuveen Asset Management (the “Subadviser”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser is a wholly owned subsidiary of Nuveen Investments, Inc., and together with its affiliates had $154.2 billion of assets under management (of which $64.8 billion was managed by the Subadviser) as of December 31, 2006. The Subadviser’s principal business office is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The following individuals at the Subadviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Name	Term of Position Held	Recent Professional Experience
Rob A. Guttschow, CFA	Portfolio Manager since 2007

Mr. Guttschow is a Managing Director and Derivatives Overlay Manager of Nuveen Asset Management (“NAM”). He is responsible for developing and implementing derivatives-based hedging strategies for NAM. Mr. Guttschow joined NAM in May 2004.

Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management (“LCM”) from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst (“CFA”) and a member of the Association for Investment Management Research. Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.

John Gambla, CFA	Portfolio Manager since 2007

Mr. Gambla is a Vice President, Senior Trader and Quantitative Specialist for Nuveen Asset Management. Prior to this, he was a Portfolio Manager for Nuveen’s closed-end fund managed account. Additional responsibilities included quantitative research and product development.

Mr. Gambla joined Nuveen in 1992 as an Assistant Portfolio Manager. In 1993 he became a lead Portfolio Manager responsible for seven closed-end and open-end bond funds totaling $1.5 billion. In 1998 he became Manager of Defined Portfolio Advisory which provided fundamental research, quantitative research and trading for Nuveen’s $11 billion of equity and fixed-income Unit Trusts. Prior to his career with Nuveen, he was a Financial Analyst with Abbott Laboratories. He is a Chartered Financial Analyst, Certified Financial Risk Manager, Phi Beta Kappa, and is Series 7, 63, and 65-licensed. Education: University of Illinois, B.A., B.S., University of Chicago, M.B.A.

Other Accounts Managed.    The Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Fund and of the following accounts:

Portfolio Manager	Type of Account	Number of Accounts	Account Assets
Rob Guttschow	Other registered investment companies
Other pooled investment vehicles
Other accounts

John Gambla	Other registered investment companies
Other pooled investment vehicles
Other accounts

As of                     , 2007.

Compensation.    Each Portfolio Manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The Subadviser’s compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each Portfolio Manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager’s investment team, the investment performance of the accounts managed by the Portfolio Managers, and the overall performance of Nuveen Investments, Inc. (the parent company of the Subadviser). Although investment performance is a factor in determining each Portfolio Manager’s compensation, it is not necessarily a decisive factor. Additionally, although the Subadviser will use a proprietary benchmark consisting of [a composite of the performance of the DJIASM Index and a series of hypothetical call options written on the DJIASM Index] to evaluate each Portfolio Manager’s performance, it is only one factor used in deciding upon their compensation. Benchmark performance is generally measured on a pre-tax basis for one-year and three-year time horizons.

Base salary. Each Portfolio Manager is paid a base salary that is set at a level determined by the Subadviser in accordance with its overall compensation strategy discussed above. The Subadviser is not under any current contractual obligation to increase a Portfolio Manager’s base salary.

Cash bonus. Each Portfolio Manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each Portfolio Manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Subadviser’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Subadviser’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each Portfolio Manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in each Portfolio Manager’s long-term potential with the firm.

Material Conflicts of Interest.    The simultaneous management of the Fund and other registered investment companies noted above by the Portfolio Managers may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. The Subadviser, however, believes that because the Fund and the other funds currently managed by the Portfolio Managers do not share substantially similar investment strategies or portfolio investments, the potential for material conflicts of interest is limited.

The Subadviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or the preference of the Portfolio Manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities.    As of the date of this prospectus, neither Mr. Guttschow nor Mr. Gambla beneficially own any stock issued by the Fund.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.39% of the aggregate of the Fund’s average daily net assets. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

A discussion regarding the basis of the Board of Directors’ approval of the Subadvisory Agreement with the Subadviser will be available in the Fund’s semi-annual report for the period ending                     , 2007.

Administration Agreement

The Adviser has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that the Adviser will pay the Administrator a fee for the performance of certain administrative services necessary for the operation of the Fund. The fees paid to the Administrator will be paid by the Adviser out of the Management Fee. The Administrator is an indirect subsidiary of BlackRock, Inc. Merrill Lynch is an equity investor in BlackRock, Inc. Certain officers of the Fund also serve as officers of BlackRock, Inc. or its affiliates.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the Fund’s proxy voting policies and procedures, which are set out in Appendix B to this prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 of each year will be available starting August 31 of such year, without charge, upon request, by calling 1-202-551-8090 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund is based on the advice of Shearman & Sterling LLP, counsel to the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. federal tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders will hold shares as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning and disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status.    The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all of its income at least annually, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings at the end of each quarter of each taxable year, including the requirement that: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income and short-term (but not long-term) capital gains and at least 90% of its net tax-exempt interest income, if any, in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the

Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Distributions.    Fund distributions are generally taxable to stockholders. After the end of each year, a stockholder will receive a tax statement that separates the stockholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income and from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate, but, as further discussed below under “Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends,” under the ‘‘Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”), certain ordinary income distributions designated by and received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Distributions made from an excess of net long-terns capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) are capital gains dividends. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate the total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions, as described below.

Distributions in excess of the Fund’s current and accumulated earnings and profits will represent a return of capital for tax purposes to the extent of the stockholder’s basis in the shares and this will generally not be taxable to the stockholder. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash. See “Automatic Dividend Reinvestment Plan” on page 41 of this prospectus. If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs.

Sale or Exchange of Fund Shares.    If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from a sale or other disposition of shares generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gains dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to limitations under the Code.

Taxation of Capital Gains and Lasses and Certain Ordinary Income Dividends.    Under the Tax Act, in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers.

The Fund cannot predict what percentage of its gain or loss will constitute net long-term capital gain or loss. Subject to the discussion in the next paragraph, it is expected that any gain or loss arising from the Fund’s sale or other disposition of any of the Dow Stocks generally will be treated as long-term capital gain or loss if the Fund has held such Dow Stock for more than one year. Premiums received by the Fund for writing the Options will not be included in income at the time of receipt. If an Option lapses, the amount of premium will be treated as short-term capital gain. If the Fund settles an option by delivering Dow Stock, the premium received by the Fund will increase the Fund’s amount realized from the sale of such Dow Stock. If an Option is cash-settled, the Fund will recognize short-term capital gain or loss equal to the difference between the amount paid by the Fund in settlement of the Option and the premium received.

Certain adverse tax consequences could result if the Fund’s ownership of the Dow Stocks and sale of the Options constituted “straddles” (generally, offsetting positions with respect to personal property) under section 1092 of the Code. If applied, the straddle rules would terminate the Fund’s holding period for the Dow Stocks that become part of a straddle before the long-term capital gains holding period has been reached, which may restrict the Fund’s ability to recognize long-term capital gains from a sale or disposition of the Dow Stocks. The straddle rules may also defer recognition of realized losses and require the capitalization of certain interest expense and carrying charges. In addition, dividends, if any, on the Dow Stocks would not qualify for the lower rate generally applicable to “qualified dividend income.” It is expected, however, that the Dow Stocks and the Options generally will not be considered a straddle because the Fund intends to structure its investments so that they do not constitute straddles. Therefore, the adverse tax consequences described above generally will not apply.

For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels. In general, for the Fund to receive qualified dividend income, the Fund must hold stock paying an otherwise qualified dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period in the case of certain preferred stocks). Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations. Dividends received by the Fund with respect to the Stocks will constitute qualified dividend income to the extent the Options written with respect to the Stocks are qualified covered call options and the holding period requirements set forth above are met.

The Fund also may invest in futures, swaps, or other similar contracts on the DJIASM Index, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding period of the Fund’s securities, convert long-term capital gains into short-term capital gains or ordinary income or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to the stockholders. Prospective investors should consult their tax advisors regarding the potential application of these rules to the Fund.

Backup Withholding.    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

DISTRIBUTIONS

The Fund intends to make distributions on a monthly basis. It is expected that the Fund’s distributions will be made primarily from the premium cash flow generated by the Options. The Fund intends to manage its Option Strategies as described in this prospectus so that any long term capital gains generated by the Option

Strategies will be paid out once a year (unless otherwise permitted by the Investment Company Act or any exemptive relief provided by the SEC). The Fund will distribute net realized capital gains, if any, at least annually.

Currently, in order to maintain a relatively stable level of monthly distributions, the Fund may pay out less than all of its net investment income from the current month, pay out undistributed income from prior months or return capital in addition to current monthly net investment income. In addition, in some years the distributions may consist of a return of capital to a greater extent, particularly in years during which the Fund’s investments perform unfavorably.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a monthly distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “U.S. Federal Income Tax Considerations.”

Section 19(a) of the Investment Company Act generally provides that it is unlawful for any investment company to pay any dividend from any source other than its accumulated undistributed net income (not including profits or losses realized on the sale of securities), or its net income for the current or preceding fiscal year unless the payment is accompanied by a written statement disclosing the source of such payment. If the Fund pays any dividend or distribution that is characterized as a return of capital or from another source requiring disclosure, the Fund will provide stockholders with a notice in compliance with Rule 19a-1 under the Investment Company Act. Stockholders are encouraged to review such notices carefully.

The Fund’s initial distribution to stockholders is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.

The Fund, along with other closed-end registered investment companies advised by the Adviser, has applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. If the order is granted, the Fund’s Board of Directors, at its discretion, may consider whether it is in the best interests of the Fund and its stockholders to increase the frequency of the Fund’s distributions. No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to increase the frequency of the Fund’s distributions.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by                     , as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by                     , as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to                     , as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s distributions (if any) may consist of ordinary income dividends and/or capital gains distributions (collectively referred to as “dividends” for purposes of this section). See “Distributions.” Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock (such condition being referred to as “Market Premium”), the Plan Agent will invest the dividend amount in Newly Issued Shares on behalf of the participant. The number of Newly Issued Shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, unless the net asset value is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “Market Discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in Open Market Purchases.

In the event of a Market Discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “Last Purchase Date”) to invest the dividend amount in shares acquired in Open Market Purchases. It is currently contemplated that the Fund will pay quarterly dividends. If, before the Plan Agent has completed its Open Market Purchases, the market price of a share of the Fund’s common stock exceeds the net asset value per share (as of the dividend payment date), the average per share purchase price paid by the Plan Agent may exceed the net asset value per share (as of the dividend payment date), resulting in the acquisition of fewer shares than if the dividend had been paid in Newly Issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to Open Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in Open Market Purchases during the purchase period or if the market price of a share of the Fund’s common stock exceeds the net asset value per share (as of the dividend payment date) during the purchase period, the Plan Agent will cease making Open Market Purchases and will invest the uninvested portion of the dividend amount in Newly Issued Shares at the close of business on the Last Purchase Date. The new shares will be issued by the Fund at a price equal to the net asset value per share as of the dividend payment date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s Open Market Purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Considerations.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares that are purchased is higher than the net asset value per share (as of the dividend payment date), participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants in the Plan may receive distributions of shares with a total net asset value greater than the value of any cash distribution they would have received on their shares. The Fund does not redeem its shares and, as a result, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at                              or by phone at [    ].

CONFLICTS OF INTEREST

The investment activities of the Adviser,                      and other affiliates of Merrill Lynch, as well as the Subadviser and its affiliates, for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser and Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or the Subadviser and their respective affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Adviser, Subadviser, and their respective affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser, Subadviser, and their respective affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Advisers may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser or its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, the Subadviser, their respective affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Adviser or the Subadviser that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Rule 17j-1 of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch and its affiliates, including of the Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock of the Fund is determined Monday through Friday as of the close of regular trading on the NYSE (generally at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or short-term instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonably competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expenses of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Because transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund may retain an affiliated entity of the Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Adviser or its affiliates.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, the Subadviser or their affiliates when one or more clients of the Adviser, the Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Adviser, the Subadviser or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, the Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Fund will periodically rebalance the Dow 30 Portfolio and will normally write Options on the Dow Stocks that expire within the following three calendar months, with the ability to sell Options with maturities of up to one year. The Fund will also engage in transactions providing Additional Investment Exposure (at the discretion of the Subadviser) by entering into swap, futures or forward contracts (or a combination thereof), which may have maturities up to one year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the EDGAR Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

UNDERWRITING

The Fund intends to offer its shares through the underwriters.                                               is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund, the Adviser, the Subadviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite their names below.

Underwriter	Number of Shares

Total

The underwriters are obligated to purchase all of the shares sold under the purchase agreement if any of these shares are purchased. The purchase agreement provides that the obligation of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.

In the purchase agreement, the Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of those liabilities. The Underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters propose to initially offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $     per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $     per share to other dealers. There is a sales charge or underwriting discount of $.90 per share, which is equal to 4.5% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before                     , 2007.

The following table shows the public offering price, sales load and proceeds, before expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Proceeds, before expenses, to the Fund	$19.10	$	$

The expenses of the offering, excluding the sales load, are estimated at $             and are payable by the Fund, subject to reimbursement by the Adviser as described below. The Fund has agreed to pay the underwriters $             per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed             % of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $             per share partial reimbursement of expenses to the underwriters) exceed $             per share of common stock (        % of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an overallotment option to purchase up to                      additional shares at the public offering price less the sales load. The underwriters may exercise the overallotment option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize their price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, it may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund has applied to list its shares on the NYSE under the symbol “DPO.” In order to meet the requirements for the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that                      and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than              may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions.”                      is an affiliate of the Adviser.

The total amount of the partial reimbursement to the underwriters, the payment of certain fees to counsel to the underwriters and the sales load will be limited to 9% of the total price to the public of the shares sold in this offering.

The shares will be sold to ensure that the NYSE distribution standards (e.g., public shares and aggregate market value) will be met.

The address of                                          is                                     . The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 6th Floor, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities.    The following table sets forth information with respect to the outstanding securities of the Fund as of [                    ], 2007.

Title of Class of Securities	Amount of Shares Authorized	Amount of Shares Held by Registrant or for its Account	Amount of Shares Issued and Outstanding
Common Stock, $0.001 par value per share	1,000,000,000	0

General.    The charter provides that the Fund may issue up to 1,000,000,000 shares of common stock, $0.001 par value per share (“Common Stock”). Upon completion of this offering, approximately [            ] shares of Common Stock will be issued and outstanding, including the shares issued to the Adviser as the initial stockholder of the Fund. A majority of the entire Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Common Stock.    All of the shares of Common Stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All of the shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class and series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of Common Stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.    The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies.    The Fund’s charter provides that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act and the terms of any class or series of any preferred stock.

Election and Term of Directors.    Each director shall be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, each director will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors.    The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions described below, the Fund’s charter provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those

Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Quorum.    In addition, the Maryland General Corporation Law provides that the presence of stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting of stockholders constitutes a quorum unless the law or the charter provides otherwise. The Fund’s Charter contains this majority requirement for a quorum but specifies that the Bylaws may provide otherwise, within a limited range of one-third to two-thirds of the votes entitled to be cast on the matter. Currently, the Fund’s Bylaws provide that the presence of stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting of stockholders constitutes a quorum. However, because the Bylaws may be amended by the Board of Directors, the Board of Directors has the power to specify a quorum requirement other than a majority of the votes entitled to be cast at the meeting. The power to lower the quorum requirement could enable the Board of Directors to prevent some stockholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with                      (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at                     . The Fund has entered into a custody agreement with                                          (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at                      .

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For U.S. federal income tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected [                    ] as its independent registered public accounting firm.                      principal business address is located at                     .

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Fund, Shearman & Sterling LLP, New York, New York, special tax counsel to the Fund, and by [                        ], counsel to the underwriters. Willkie Farr & Gallagher LLP and [                ] may rely on the opinion of Venable LLP as to certain matters of Maryland law and Shearman & Sterling LLP as to certain matters of tax consideration.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your Financial Adviser.

APPENDIX A: DESCRIPTION OF RATINGS CRITERIA

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of the Standard & Poor’s Corporation, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s®”), Debt Ratings

A Standard & Poor’s® issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s® from other sources Standard & Poor’s® considers reliable. Standard & Poor’s® does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s®. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s® does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s® Commercial Paper Ratings

A Standard & Poor’s® commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s® believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s® by the issuer or obtained by Standard & Poor’s® from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s® note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions— akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with the Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•

Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Committee may look at a nominee’s history of representing stockholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•

Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing stockholder interests as auditor of other companies, to the extent the Committee deems relevant.

•

Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than stockholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•

Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•

Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by stockholders.

•

Proposals related to limiting corporate conduct in some manner that relates to the stockholder’s environmental or social concerns. The Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Through and including                             , 2007 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                         Shares

Enhanced Dow 30SM Income Fund Inc.

Common Stock

$20.00 per Share

PROSPECTUS

, 2007

Code DPO PRO-0307

Part C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements:

Statement of Assets and Liabilities, dated as of [                    ].†

(2) Exhibits:

(2)(a)(1) Articles of Amendment and Restatement.*

(2)(b) Bylaws.*

(2)(c) Not Applicable.

(2)(d) Form of Automatic Dividend Reinvestment Plan.†

(2)(f) Not Applicable.

(2)(g)(1) Form of Management Agreement.†

(2)(g)(2) Form of Subadvisory Agreement.†

(2)(h)(1) Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, Nuveen Asset Management and a group of underwriters led by                                                   (the “Underwriters”).†

(2)(i) Not Applicable.

(2)(j) Form of Custodian Agreement.(3)

(2)(k)(1)(a) Power of Attorney.*

(2)(k)(2) Form of Stock Transfer Agency Agreement.†

2(k)(3) Form of NYSE Listing Agreement.†

(2)(1) Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.†

(2)(m) Not Applicable.

(2)(n) Consent of [                    ], independent registered public accounting firm for the Fund.†

(2)(o) Not Applicable.

(2)(p) Certificate of Initial Stockholder.†

(2)(q) Not Applicable.

(2)(r)(1) Code of Ethics of the Fund. (1)

(2)(r)(2) Code of Ethics of IQ Investment Advisors LLC. (1)

(2)(r)(3) Code of Ethics of Nuveen Asset Management.(2)

*	Filed herewith.
†	To be filed by amendment.

(1)

Incorporated herein by reference to the identically numbered exhibit of the Registration Statement of S&P 500® GEAREDSM Fund Inc. on Form N-2 (File Nos. 333-118070 and 811-21611) filed on October 26, 2004.

(2)	Incorporated herein by reference to Exhibit No. (2)(r)(3) of the Registration Statement of Defined Strategy Fund Inc. on Form N-2 (File Nos. 333-118453 and 811-21621) filed on December 22, 2004.

(3)	Incorporated by reference to Exhibit 2(j) of the Registration Statement of Enhanced S&P 500® Covered Call Fund Inc. on Form N-2 (File Nos. 333-126572 and 811-21787) filed on August 26, 2005.

Item 26. Marketing Arrangements

Please refer to Item 25(2)(h)(1).

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees (SEC)	$

NYSE Exchange listing fee		$20,000

Legal fees and expenses	$

Printing	$

NASD fees	$

Underwriters’ expense reimbursement	$

Miscellaneous	$

Total	$

Item 28. Persons Controlled by or Under Common Control

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”), and/or Nuveen Asset Management, the subadviser of the Fund (the “Subadviser”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. The Adviser is a limited liability company whose Managing Member is Fund Asset Management LP. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63151). The Subadviser is a corporation that was formed under the laws of the State of Delaware on April 6, 1990. Additional information regarding the Subadviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-14147).

Item 29. Number of Holders of Securities

Title of Class:	Common Stock ($.001 par value)

Number of Record Holders: 1	(The Fund anticipates that as the result of its offering of shares there will be more than 100 record holders of the Fund’s shares.)

Item 30. Indemnification

Indemnification of Officers and Directors.    Maryland law permits a Maryland corporation, such as the Fund, to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty which is established by a final judgment and is material to the cause of action. The Fund’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreements Indemnification.    Please refer to Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, Nuveen Asset Management and the Underwriters. In Section 6 of the Form of Purchase Agreement relating to the securities being offered by this Registration Statement, the Fund agrees to indemnify the Underwriters and each person, if any, who controls the Underwriters within the meaning of Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Fund and [                    ] pursuant to the provisions discussed above or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer, or controlling person of the Fund and [                    ] in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or [                    ] in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Advisers

A description of the business of the Adviser and the Subadviser (collectively, the “Advisers”) is set out under the heading “Investment Advisory and Management Arrangements” in the prospectus which forms a part of this registration statement. A description of any other business, profession, vocation, or employment of a substantial nature in which each managing director, executive officer or partner of the Advisers, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

The Adviser

Name	Position with Adviser	Other Affiliations
Mitchell M. Cox	President	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Managing Director, Head of Global Private Client Market Investments and Origination; FAM Distributors, Inc. (“FAMD”), Director.

Donald C. Burke	Treasurer and Secretary	Managing Director of BlackRock, Inc. and Fund Asset Management, L.P.

Jeffrey Hiller	Chief Compliance Officer	Managing Director of BlackRock, Inc.

Satyanarayan Chada	Vice President	MLPFS, Managing Director, Head of Global Private Client Structured Products Origination for the U.S.

Martin G. Byrne	Chief Legal Officer	Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director; FAMD, Director.

Justin C. Ferri	Vice President	MLPFS, Director, Global Private Client Group Market Investments & Origination.

Jay M. Fife	Vice President	BlackRock, Inc., Managing Director.

Colleen R. Rusch	Vice President	MLPFS, Director, Global Private Client Market Investments & Origination.

The Subadviser

Name	Position with Subadviser	Other Affiliations
Timothy R. Schwertfeger	Chairman and Chief Executive Officer	Chairman and Director (since 1996) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc., Nuveen Investments Holdings, Inc.

John P. Amboian	President and Director	President and Director of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc., and Nuveen Investments Holdings, Inc.

John L. MacCarthy	Senior Vice President and Secretary	Senior Vice President, Secretary and General Counsel of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc. (since March 2006); Senior Vice President and Secretary of Nuveen Investments Advisors Inc. (since March 2006); Assistant Secretary of NWQ Investment Management Company, LLC and Secretary of Symphony Asset Management, LLC (since March 2006); formerly partner, Winston & Strawn, LLP (law firm).

Mary E. Keefe	Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer (since 2004) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Asset Management, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; formerly, Head of Global Compliance (January 2004 – May 2004) Citadel Investment Group; Director, Midwest Regional Office (1994 – 2003) United States Securities and Exchange Commission.

Glenn R. Richter	Executive Vice President	Executive Vice President, Chief Administrative Officer and Principal Financial Officer of Nuveen Investments, Inc. (since October 2006); Executive Vice President Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; formerly Executive Vice President and Chief Financial Officer of RR Donnelley & Sons (since April 2005); formerly Executive Vice President (2004) and Chief Financial Officer of Sears, Roebuck and Co. (October 2002)

Name	Position with Subadviser	Other Affiliations

Gifford R. Zimmerman	Managing Director, Assistant Secretary and Associate General Counsel	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), General Counsel and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President (since 2000), of Nuveen Asset Management.

Item 32. Location of Accounts and Records

The Adviser maintains all required accounting-related and financial books and records of the Fund at 800 Scudders Mill Road, Plainsboro, NJ 08536.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(a) The Fund undertakes to suspend the offering of the shares of common stock covered by this Registration Statement until it amends its prospectus contained in this Registration Statement if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained in this Registration Statement.

(b) The Fund undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in the City of New York, and the State of New York, on the 9th day of March, 2007.

Enhanced Dow 30SM Income Fund Inc.

By:	/s/ MITCHELL M. COX

Name: Mitchell M. Cox
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MITCHELL M. COX (Mitchell M. Cox)	President (Principal Executive Officer)	March 9, 2007

/s/ JAMES E. HILLMAN* James E. Hillman	Treasurer (Principal Financial Officer)	March 9, 2007

/s/ PAUL GLASSERMAN* (Paul Glasserman)	Director	March 9, 2007

/s/ STEVEN W. KOHLHAGEN* (Steven W. Kohlhagen)	Director	March 9, 2007

/s/ WILLIAM J. RAINER* (William J. Rainer)	Director	March 9, 2007

*	This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/s/ MITCHELL M. COX (Mitchell M. Cox)	Attorney-in-Fact	March 9, 2007

Exhibit List

Exhibit No.	Description

2(a)	Articles of Incorporation.

2(b)	Bylaws.

2(k)(1)(a)	Power of attorney.